EXHIBIT 24(a)
POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Officer and Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 20, 2007	/s/ C. M. Connor

C. M. Connor
Chairman and Chief Executive Officer,
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 15, 2007	/s/ S. P. Hennessy

S. P. Hennessy
Senior Vice President — Finance
and Chief Financial Officer

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Officer of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 16, 2007	/s/ J. L. Ault

J. L. Ault
Vice President — Corporate Controller

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 21, 2007	/s/ A. F. Anton

A. F. Anton
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 21, 2007	/s/ J. C. Boland

J. C. Boland
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 18, 2007	/s/ D. E. Evans

D. E. Evans
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 21, 2007	/s/ D. F. Hodnik

D. F. Hodnik
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 19, 2007	/s/ S. J. Kropf

S. J. Kropf
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 21, 2007	/s/ R. W. Mahoney

R. W. Mahoney
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 21, 2007	/s/ G. E. McCullough

G. E. McCullough
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 21, 2007	/s/ A. M. Mixon, III

A. M. Mixon, III
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 16, 2007	/s/ C. E. Moll

C. E. Moll
Director

POWER OF ATTORNEY
THE SHERWIN-WILLIAMS COMPANY
     The undersigned Director of The Sherwin-Williams Company, an Ohio corporation, which corporation anticipates filing with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and any rules and regulations of the Securities and Exchange Commission, an Annual Report on Form 10-K for the fiscal year ended December 31, 2006, hereby constitutes and appoints C.M. Connor, S.P. Hennessy and L.E. Stellato, or any of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for me and in my name, in the capacities indicated below, said Annual Report on Form 10-K and any and all amendments, supplements, and exhibits thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission or any national securities exchange pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, hereby ratifying and approving the acts of said attorneys and any of them and any such substitute.
     Executed the date set opposite my name.

Date:	February 21, 2007	/s/ R. K. Smucker

R. K. Smucker
Director